Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of FirstEnergy Corp. (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074, 333-153131, and 333-153608) and S-8 (Nos. 333-56094, 333-58279, 333-67798, 333-72766, 333-72768, 333-81183, 333-89356, 333-101472, 333-110662, and 333-146170).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of Ohio Edison Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statement on Form S-3 (No. 333-153608-06).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of The Cleveland Electric Illuminating Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (No. 333-153608-05).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of The Toledo Edison Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (No. 333-153608-04).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of Jersey Central Power & Light Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (No. 333-153608-03).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of Metropolitan Edison Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (No. 333-153608-02).

Very truly yours,

PricewaterhouseCoopers LLP

Exhibit 15

May 7, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2009 on our review of interim financial information of Pennsylvania Electric Company (the "Company") for the three month periods ended March 31, 2009 and 2008 and included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2009, is incorporated by reference in its Registration Statements on Form S-3 (No. 333-153608-01).

Very truly yours,

PricewaterhouseCoopers LLP